Supplement to the
Fidelity's Florida Municipal Funds
January 29, 2007
Prospectus

The State of Florida repealed the annual intangible personal property tax in 2006, effective January 1, 2007. In light of this change, each fund will now invest without regard to the Florida intangible tax.

Proposed Reorganizations. The Board of Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II has unanimously approved Agreements and Plans of Reorganization ("Agreements") between Fidelity Florida Municipal Income Fund and Fidelity Municipal Income Fund and Fidelity Florida Municipal Money Market Fund and Fidelity Municipal Money Market Fund.

The Agreements provide for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Florida Municipal Income Fund and Fidelity Florida Municipal Money Market Fund in exchange for shares of Fidelity Municipal Income Fund and Fidelity Municipal Money Market Fund, respectively, equal in value to the relative net asset value of the outstanding shares of Fidelity Florida Municipal Income Fund and Fidelity Florida Municipal Money Market Fund. After the exchange, Fidelity Florida Municipal Income Fund and Fidelity Florida Municipal Money Market Fund will distribute the Fidelity Municipal Income Fund and Fidelity Municipal Money Market Fund shares to their shareholders pro rata, in liquidation of Fidelity Florida Municipal Income Fund and Fidelity Florida Municipal Money Market Fund (these transactions are referred to as the "Reorganizations").

The Reorganizations can be consummated only if, among other things, they are approved by a "majority of the outstanding voting securities" of the respective fund, as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Fidelity Florida Municipal Income Fund and Fidelity Florida Municipal Money Market Fund is expected to be held on September 19, 2007, and approval of the Agreements will be voted on at that time. Shareholders of record on July 23, 2007 will be entitled to vote at the Meeting. In connection with the Meeting, Fidelity Florida Municipal Income Fund and Fidelity Florida Municipal Money Market Fund will be filing with the Securities and Exchange Commission and delivering to their shareholders of record a Proxy Statement describing the Reorganizations and a Prospectus for Fidelity Municipal Income Fund or Fidelity Municipal Money Market Fund.

SFC-07-03 March 23, 2007
1.479533.125

If the Agreements are approved at the Meeting and certain conditions required by the Agreements are satisfied, the Reorganizations are expected to take place in October 2007. If shareholder approval of any Agreement is delayed due to failure to meet a quorum or otherwise, that Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Fidelity Florida Municipal Income Fund or Fidelity Florida Municipal Money Market Fund shareholders fail to approve that fund's Agreement, that fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of that fund.

Effective the close of business on April 2, 2007, new positions in the funds may no longer be opened. Shareholders of the funds on that date may continue to add to their existing fund positions. Investors who do not own shares of the funds on April 2, 2007 generally will not be allowed to buy shares of the funds except that new fund positions may be opened for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the funds in their discretionary account program since April 2, 2007.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statements describing the Reorganizations (and containing important information about fees, expenses and risk considerations) and a Prospectus for Florida Municipal Income Fund or Fidelity Florida Municipal Money Market Fund, as applicable, please call 1-800-544-3198 after July 23, 2007. Each prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).